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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2000



                              ACNIELSEN CORPORATION
                              ---------------------
               (Exact Name of registrant specified in its charter)

             Delaware                                   001-12277                                06-1454128
             --------                                   ---------                                ----------
   (State or other Jurisdiction                  (Commission File Number)                     (I.R.S. Employer
         of Incorporation)                                                                  Identification No.)

                  177 Broad Street, Stamford, Connecticut 06901
                    (Address of principal executive offices)

                         Registrant's telephone number:
                                 (203) 961-3000
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Item 5.   Other Events.


         On December 18, 2000, ACNielsen Corporation announced the signing of an Agreement and Plan of Merger with VNU N.V. and its wholly-owned subsidiary, Artist Acquisition, Inc.. The following information is attached hereto: (i) Agreement and Plan of Merger among ACNielsen Corporation, Artist Acquisition, Inc. and VNU N.V. dated as of December 17, 2000 (Exhibit 2.1) and (ii) the related press release dated December 18, 2000 (Exhibit 99.1).

Item 7.   Financial Statements and Exhibits.


         Exhibit 2.1 Agreement and Plan of Merger among ACNielsen Corporation, Artist Acquisition, Inc. and VNU N.V. dated as of December 17, 2000.

         Exhibit 99.1 Press release dated December 18, 2000 announcing Agreement and Plan of Merger among ACNielsen Corporation, Artist Acquisition, Inc. and VNU N.V.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ACNIELSEN CORPORATION
                                 (Registrant)

                                 By:      /s/ Earl H. Doppelt
                                          -----------------------------
                                 Name:    Earl H. Doppelt
                                 Title:   Executive Vice President and General
                                          Counsel


Date:  December 20, 2000


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                                INDEX TO EXHIBITS


Exhibit Number     Exhibit
2.1                Agreement and Plan of Merger among ACNielsen Corporation,
                   Artist Acquisition, Inc. and VNU N.V. dated as of December
                   17, 2000.

99.1 Press release dated December 18, 2000 announcing Agreement and Plan of Merger among ACNielsen Corporation, Artist
                   Acquisition, Inc. and VNU N.V.



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